Exhibit 10.1

FORM OF EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is entered into as of February 13, 2011, by and between Hughes Network Systems, LLC, a Delaware limited liability company (the “LLC”), Hughes Communications, Inc., a Delaware corporation (“Hughes”), and [HOLDER] (“Holder”, together with LLC and Hughes, the “Parties”).

WHEREAS, Holder was issued and sold certain Class B Units of the LLC (the “Class B Units”);

WHEREAS, the Class B Units are subject to the terms of a Restricted Unit Purchase Agreement by and between Holder and HNS, as amended (the “Purchase Agreement”) and the Second Amended and Restated Limited Liability Company Agreement of HNS (the “LLC Agreement”);

WHEREAS, pursuant to the terms of the Purchase Agreement and LLC Agreement, Holder can elect to exchange vested Class B Units into shares of Hughes common stock, par value $.001 per share (the “Common Stock”); and

WHEREAS, the Parties hereby agree that all of Holder’s Class B Units shall be exchanged into the Common Stock, consistent with past practice, prior to the effective time of the transactions contemplated by that certain Agreement and Plan of Merger by and among Hughes, EchoStar Corporation, EchoStar Satellite Services L.L.C. and Broadband Acquisition Corporation dated as of February 13, 2011 (the “Merger”).

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.    Exchange of Class B Units. Holder’s Class B Units shall be exchanged for Hughes common stock (i) prior to the effective time of the Merger, or (ii) if not previously exchanged, subject to the consummation of the Merger, immediately prior to the effective time of the Merger, in each case in accordance with the Purchase Agreement and the LLC Agreement.

2.     Miscellaneous. This Agreement shall be governed by and interpreted in a manner consistent with the Purchase Agreement and the LLC Agreement. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

HUGHES NETWORK SYSTEMS, LLC

By:

Name:

Title:

HUGHES COMMUNICATIONS, INC.

By:

Name:

Title:

HOLDER

[HOLDER]